© 2024 DZS – Proprietary and Confidential January 2024 Investor Presentation 1 NASDAQ: DZSI

© 2024 DZS – Proprietary and Confidential This presentation contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate, and reflect the beliefs and assumptions of our management as of the date hereof. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Such statements include, but are not limited to, statements about the consummation and timing of the Asia business divestiture, the anticipated benefits of, and opportunities from, the divestiture, including the impact to the Company’s balance sheet, operations and financial results. In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business, industry or key markets; cost synergies, growth opportunities and other potential financial and operating benefits of our acquisitions; future growth and revenues from our products; our plans and our ability to refinance or repay our existing indebtedness prior to the applicable maturity dates; our ability to access capital to fund our future operations; future economic conditions and performance; the impact of the global outbreak of COVID-19, also known as the coronavirus; the impact of interest rate and foreign currency fluctuations; anticipated performance of products or services; competition; plans, objectives and strategies for future operations, including our pursuit or strategic acquisitions and our continued investment in research and development; other characterizations of future events or circumstances; and all other statements that are not statements of historical fact, are forward-looking statements within the meaning of the Securities Act and the Exchange Act. Although we believe that the assumptions underlying the forward- looking statements are reasonable, we can give no assurance that our expectations will be attained. Readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on form 10-K, quarterly reports on Form 10-Q and subsequent filings. 2 Forward-Looking Statements

Why We Are Divesting Asia*

DZS

Growth

Double digit growth across North America and EMEA over the next 3-5 years based on pipeline and trial activity

Differentiated Products

North America and EMEA adopting open, standards-based software defined networking velocity DZS saber DZS



Acquisitions

Acquisitions aligns with North America and EMEA:

- **Optelian** (Saber),
- **Assia** (Network Assurance and WiFi Management)
- **RIFT** (automation and orchestration)

Optelian RIFT ASSIA

Gross Margins

Asia represents unfavorable headwind to current and future gross margins.

North America and EMEA focus provides a path to exceed 40% gross margins.

Competitive Landscape

Focused on markets aligned with CSPs that are adopting technology and 5G and FTTX solutions from suppliers that do not pose security risk

* On Jan. 5, 2024, DZS signed a definitive agreement to sell its Asia operations to Korea-based DASAN Networks Inc. (DNI). The information provided in this presentation reflects the DZS business and operations after giving effect to this sale; however, the transaction has not been consummated. It is expected to close in February 2024, subject to regulatory approvals and other customary closing conditions.

© 2024 DZS – Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential © 2024 DZS – Proprietary and Confidential Supply chain normalizing post-pandemic Spending anticipated to resume during the 2H24 following temporary supply chain management $100B in global government stimulus $42B U.S. BEAD program anticipated to begin 2H24 Access and Subscriber 17% CAGR 2023-2026 (Omdia) Optical Edge 8% CAGR 2023-2026 (Omdia) Cloud Edge 32% CAGR 2023-2026 (Omdia) Market Environment

© 2024 DZS – Proprietary and Confidential A broadband networking and AI cloud focused pure-play focused on the Americas, EMEA, and New Zealand and Australia  Focused  Aligned  AgileThe New DZS Middle East & Africa Post Closing of DNS Asia – New DZS Australia & New Zealand Central America/Latin America North America Europe

© 2024 DZS – Proprietary and Confidential A global leader in access, optical and cloud-controlled software defined solutions The New DZS Agile Open Cloud Native Future-ready Headquarters Dallas, TexasDZSI Founded 1999 250+ CUSTOMERS 50+ COUNTRIES 50+ Million CLOUD CONNECTED HOMES/ BUSINESS Our Product Portfolio We Give Our Customers Our Mission Transforming today’s communications service providers to tomorrow’s experience providers

© 2024 DZS – Proprietary and Confidential Management Team Raghu Marthi Chief Operations Officer Misty Kawecki Chief Financial Officer Justin Ferguson Chief Legal Officer Laura Larson Chief People Officer Gunter Reiss Chief Customer Officer Miguel Alonso Chief Product Officer Charlie Vogt President & CEO

© 2024 DZS – Proprietary and Confidential Customer Footprint 25 of the Top 50 Telecoms Globally Are Customers

© 2024 DZS – Proprietary and Confidential Vision Disruptor in Access, Optical, and Cloud-controlled SDN solutions  A focus on the Network Edge  Standards-based  End-to-End visibility and assurance  Future-ready  Environmentally hardened Strategy A broadband networking and AI cloud pure-play focused on the Americas, EMEA, and New Zealand & Australia  Agile  Solutions-focused  Customer-first  Leverage common architectures  Partner-aligned  BABA-ready

© 2024 DZS – Proprietary and Confidential Growth Pillars Broadband FTTx Upgrade Cycle North America & EMEA Expansion Chinese Replacement Cloud Software Open RAN  5-7 year duration  Differentiated products:  Customers returning to normal order patterns in 2024+  Expect high margin regions to exceed revenue growth  DZS 2020-2022 Revenue CAGR  North America 44%  EMEA 10%  Geo security conners resulting in cap and grow opportunity  Cross selling to contribute margin expansion potential  A growing market with high interest from CSPs  Saber 4400 and M4000 are category defining

Market Opportunity

DZS

$150+ billion of government stimulus & private investment to close digital gap

Source: DZS Analysis

Projected bandwidth per home exceeds multi-gig by 2028

Source: RVA LLC

PON expected to grow at 17% CAGR from 2023-2026

Source: Omdia



Rural Environments
Urban Environments

AI software revenue expected to double over next 3 years driven by operations/experience

Source: Infopulse

Emerging apps to require 10-500 Gbps per instance/stream

Source: Cisco

IoT connected devices expected to grow to 75B by 2025

Source: Statista

Mobile data traffic expected to grow 55%/yr by 2030

Source: Cisco

High speed internet & 5G growth amplifying demand for optical edge

Source: Omdia

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© 2024 DZS – Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential Serviceable Addressable Market $0 $5 $10 $15 $20 $25 $30 2023 2026 (B illi on s) Sources: DZS analysis and the following Omdia reports, (1) Fiber and Copper Access Equipment Forecast – 2023-2028, March 2023, (2) Optical Networks Forecast 2022-2027, “Metro WDM”, December 2022, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) NFV Tracker – 2H22 Data Half-Year Update, “NFV MANO”, September 2022 (5) Carrier SDN Tracker – 1H 2022 Annual Forecast, May 2022, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, (7) Telco Network and Service Automation Market Database – 2022. “Market Forecast”, December 2022. Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk. 17% CAGR

© 2024 DZS – Proprietary and Confidential The DZS Edge Easy Integration Lower CAPEX and OPEX Futureproof Better Business Outcomes Trusted Advice Vendor Agnostic E2E Network Automation Performance at Scale Flexible Form Factors and Pricing Technical Support

A New Network EDGE Architecture

Software

- Service Agility And Convergence
- Network Convergence
- Performance Optimization

Network

- Open and Standard
- Scalable
- Distributed Intelligence


Core Network
Cloud EDGE
Subscriber Devices
Access EDGE
Optical EDGE
Subscriber EDGE

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© 2024 DZS – Proprietary and Confidential

© 2024 DZS – Proprietary and Confidential Disruptive Access, Optical, SDN Innovation Access/Subscriber EDGE Optical EDGE Automation, Assurance, WiFi Experience Mgmt.  Containerized OS  Netconf/Yang

© 2024 DZS – Proprietary and Confidential Custom Hardware & Software with Standards-based Data, Control and Management Interfaces Access SDN Controller with NetConf provisioning Network Orchestrator OLT Vendor SDN-C Vendor Orchestration Vendor Standard YANG Models Enables 3rd party IOP Standard API Enables 3rd party IOP 3rd Party Unprecedented Network Agility

© 2024 DZS – Proprietary and Confidential Access Orchestration Capabilities 17 Manage device configurations across access domain and vendors Service design UI and intent-driven flow-through activation Single-Pane of Glass for service health and performance Single, stable, standards-compliant APIs regardless of service or supplier OLT ONT RG BNG

© 2024 DZS – Proprietary and Confidential AI-driven Cloud EDGE Software Multi-Vendor SDN Orchestration & Automation WiFi Experience Management Network & Service Assurance

© 2024 DZS – Proprietary and Confidential 19 Managing Experience for 50M+ Subscribers

© 2024 DZS – Proprietary and Confidential Thank You 20